UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

Plasmatech, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52633

(Commission File Number)

56-2472226

(IRS Employer Identification No.)

777 N. Rainbow Blvd., Suite 250

Las Vegas, Nevada 89107

(Address of principal executive offices)(Zip Code)

(702) 851-1330

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 7, 2008, Christopher Brough resigned as President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and as a member of the Board of Directors of Plasmatech, Inc. (the “Company”).

Concurrent with Mr. Brough’s resignation, David A. Saltrelli, was appointed President and Chief Executive Officer and as a member of the Board of Directors of the Company. Since 2002, Mr. Saltrelli, age 59, has been the President of Fractional Marking & Consulting, a real estate and marking consulting firm located in Florida. In 1974, Mr. Saltrelli earned a B.S. Degree in Finance/Economics from St. John Fisher College. In 1976, he earned an MBA Degree from University of Rochester Graduate School of Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plasmatech, Inc.

(Registrant)

Date: March 13, 2008	By:	/s/___	David A. Saltrelli
Name: David A. Saltrelli
Title: President and Chief Executive Officer

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